J.P. MORGAN INVESTOR FUNDS

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

(All Share Classes)

(each, a “Fund”)

(each, a series of JPMorgan Trust II)

Supplement dated January 15, 2020

to the Summary Prospectuses, Prospectuses and

Statements of Additional Information dated November 1, 2019

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section for each Fund is deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Ove Fladberg	2010	Managing Director
Michael Loeffler	2005	Executive Director
Nicholas D’Eramo	2014	Executive Director
Anshul Mohan	2016	Executive Director

In addition, the “Management of the Funds — The Fund Managers” section is deleted in its entirety and replaced with the following:

THE FUND MANAGERS

The Portfolio Management team is responsible for the day-to-day management of the Funds, including asset allocation and fund selection. The Portfolio Management team is comprised of Ove Fladberg, Managing Director, Michael Loeffler, Executive Director and CFA charterholder, Nicholas D’Eramo, Executive Director, Anshul Mohan, Executive Director and other quantitative and research analysts. The team is led by Mr. Fladberg. Mr. Fladberg determines which of the underlying funds should be used as investments and formulates the allocation strategy for each of the Funds. In addition to his role as leader of the Portfolio Management team, Mr. Fladberg works on asset allocation optimization, portfolio analytics and asset allocation research for certain funds that track various asset allocation models. He has been part of the investment team doing asset allocation since February 2007 and joined the portfolio management team in November 2010. Mr. Fladberg has been an employee of JPMIM or a predecessor firm since 2003. Mr. Loeffler has been responsible for the implementation of the allocation strategy for the Funds since February 2005. An employee of JPMIM or a predecessor firm since 1999, Mr. Loeffler manages index products including the JPMorgan Equity Index Fund and is responsible for cash management, trading strategies, trade implementation and corporate action analysis. Mr. D’Eramo is responsible for portfolio implementation, as well as producing multi-asset research to support the asset allocation process. He also manages index products including the JPMorgan Equity Index Fund. Mr. D’Eramo has been an employee of JPMIM or one of its predecessors since 1999. Mr. Mohan is responsible for asset allocation research, portfolio construction and optimization, and manager due-diligence for the Funds. Mr. Mohan has been an employee of JPMIM or one of its predecessors since 2010.

JPMIM serves as the adviser, and certain affiliates serve as sub-advisers, to the underlying mutual funds for which they receive a fee.

SUP-INV-PM-120

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, the other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Additionally, effective immediately, all references to Pete Klingelhofer are deleted from the Statements of Additional Information with respect to the Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES, PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE